SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 2004

       Date of report (date of earliest event reported): January 25, 2006

                       MAGNITUDE INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        33-20432                                          75-2228828
(Commission File Number)                       (IRS Employer Identification No.)

                  401 State Route 24, Chester, New Jersey 07930
               (Address of principal executive offices) (Zip Code)

                                 (908) 879-2722
                         (Registrant's telephone number)

                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

            On January 25, 2006, the Registrant issued the press release attached as Exhibit 99.1.

Exhibit

99.1        Description of Exhibit
            Press Release dated January 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MAGNITUDE INFORMATION SYSTEMS, INC.


Dated: January 25, 2006                 By: /s/ Joerg H. Klaube
                                            -------------------
                                            Joerg H. Klaube
                                            Chief Financial Officer